Payment Date: 12/26/97

                    ----------------------------------------
                           COUTRYWIDE HOME LOAN, INC.
                    ASSET-BACKED CERTIFICATES, SERIES 1997-2
                    ----------------------------------------

                                                  Current Payment Information
Class Information  -------------------------------------------------------------------------------------
-------------------  Beginning     Pass Thru   Principal     Interest       Total     Ending Certificate
Class Code  Name     Cert. Bal.      Rate      Dist. Amt.   Dist. Amt.      Dist.          Balance
--------------------------------------------------------------------------------------------------------
            A-1    163,398,413.82  5.958750%  4,713,980.52  838,421.09  5,552,401.61    158,684,433.29
             R               0.00    N/A               N/A        0.00          0.00              0.00
  Totals    --     163,398,413.82    --       4,713,980.52  838,421.09  5,552,401.61    158,684,433.29
--------------------------------------------------------------------------------------------------------

Class Information  Original Certificate Information               Factors per $1,000
                   ----------------------------------------------------------------------------
-------------------   Original     Pass Thru    Cusip     Principal    Interest     Ending
 Type    Name        Cert. Bal.      Rate      Numbers      Dist.        Dist.     Cert. Bal
----------------------------------------------------------------------------------------------
Floater  A-1       178,026,096.00  5.958750%  126671AJ5  26.47915461  4.70954039  891.35490167
 Fixed    R                  0.00     N/A        N/A      0.00000000  0.00000000    0.00000000
----------------------------------------------------------------------------------------------
Totals   --        178,026,096.00     --         --      26.47915461  4.70954039  891.35490167
----------------------------------------------------------------------------------------------

                                                          Payment Date: 12/26/97

                    ----------------------------------------
                           COUNTRYWIDE HOME LOAN, INC.
                    ASSET-BACKED CERTIFICATES, SERIES 1997-2
                    ----------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Beginning Pool Balance                                            165,607,224.79
Scheduled Principal Payment                                            88,092.60
Prepayment Amount                                                   4,236,573.77
Ending Pool Balance                                               161,282,558.42

Subordinated Increase Amount                                          269,053.72
Required Subordinated Amount                                        4,895,717.65
Subordination Deficit Amount                                                0.00

--------------------------------------------------------------------------------
                                OTHER INFORMATION
--------------------------------------------------------------------------------

Class A Carry-Forward Amount                                          120,260.43
Class A Insured Payment                                                     0.00
Class A Basis Risk Carry-Forward Amount paid                                0.00
Class A Basis Risk Carry Forward Amount remained                            0.00

--------------------------------------------------------------------------------
                              TOTAL REO INFORMATION
--------------------------------------------------------------------------------

Total Number of REO Properties                                                 2
Total Principal Balance of REO Properties                             171,400.00

--------------------------------------------------------------------------------
                               NEW REO INFORMATION
--------------------------------------------------------------------------------

                     Loan Number                        Stated Principal Balance
                     -----------                        ------------------------
                         6836706                                       59,400.00
                         7235473                                      112,000.00
                               0                                            0.00

--------------------------------------------------------------------------------
                                 FEES & ADVANCES
--------------------------------------------------------------------------------

Monthly master servicer fees paid                                      65,789.75
Advances included in this distribution                                 47,717.81

--------------------------------------------------------------------------------
                         LIQUIDATION / LOSS INFORMATION
--------------------------------------------------------------------------------

      Loan Number             Ending Stated Balance              Realized Losses
      -----------             ---------------------              ---------------
          0                                    0.00                         0.00
          0                                    0.00                         0.00
          0                                    0.00                         0.00

Total realized losses (this period)            0.00
Cumulative losses (from Cut-Off)               0.00

--------------------------------------------------------------------------------
                             DELINQUENCY INFORMATION
--------------------------------------------------------------------------------

     Period                              Loan Count        Ending Stated Balance
     ------                              ----------        ---------------------
    30 days                                      41                 3,538,960.71
    60 days                                      18                 1,437,225.15
90 or more days                                   8                   494,013.57
  Foreclosure                                    10                   758,492.54
     Totals                                      77                 6,228,691.97